EXHIBIT 99.3
                                 ------------

                 Computational Materials and/or ABS Term Sheet


                                                      CWALT 2005-02   --   3A1

UBS WHOLE LOAN ARM TRADING      Brian Bowes, Adam Yarnold, Margarita Genis    212-713-2860

Balance           $88,391,000.00     Delay              24              WAC(3)     5.857          WAM(3)    360
Coupon            5.593              Dated              01/01/2005      NET(3)     5.593057       WALA(3)   0
Settle            01/31/2005         First Payment      02/25/2005




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          Price                   1                2                3               4                 5                6
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                                    Yield             Yield            Yield            Yield             Yield            Yield
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                 102-15+            4.790             4.674            4.539            4.388             4.216            4.023
                  102-16            4.785             4.669            4.533            4.381             4.209            4.015
                 102-16+            4.780             4.663            4.527            4.374             4.201            4.006
                  102-17            4.776             4.658            4.521            4.367             4.193            3.998
                 102-17+            4.771             4.653            4.515            4.361             4.186            3.989
                  102-18            4.767             4.648            4.509            4.354             4.178            3.980
                 102-18+            4.762             4.642            4.503            4.347             4.171            3.972
                  102-19            4.757             4.637            4.497            4.340             4.163            3.963
                 102-19+            4.753             4.632            4.491            4.334             4.155            3.954
                  102-20            4.748             4.627            4.485            4.327             4.148            3.946
                 102-20+            4.743             4.621            4.479            4.320             4.140            3.937
                  102-21            4.739             4.616            4.473            4.314             4.132            3.928
                 102-21+            4.734             4.611            4.467            4.307             4.125            3.920
                  102-22            4.730             4.606            4.461            4.300             4.117            3.911
                 102-22+            4.725             4.601            4.455            4.293             4.110            3.903
                  102-23            4.720             4.595            4.450            4.287             4.102            3.894
                 102-23+            4.716             4.590            4.444            4.280             4.094            3.885

   Spread @ Center Price               86                80               73               65                54               41
                     WAL             3.75              3.28             2.86             2.50              2.18             1.91
                Mod Durn            3.274             2.895            2.550            2.251             1.988            1.756
        Principal Window    Feb05 - Feb10     Feb05 - Feb10    Feb05 - Feb10    Feb05 - Feb10     Feb05 - Feb10    Feb05 - Feb10

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               LIBOR_1YR            3.216             3.216            3.216            3.216             3.216            3.216
                 CMT_1YR             2.86              2.86             2.86             2.86              2.86             2.86
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                  Prepay           10 CPB            15 CPB           20 CPB           25 CPB            30 CPB           35 CPB
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     Optional Redemption         Call (N)          Call (N)         Call (N)         Call (N)          Call (N)         Call (N)
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-----------------------------------------------------------
          Price                 7                   8
-----------------------------------------------------------
                                    Yield             Yield
-----------------------------------------------------------
                 102-15+            3.805             3.253
                  102-16            3.795             3.240
                 102-16+            3.786             3.227
                  102-17            3.776             3.215
                 102-17+            3.766             3.202
                  102-18            3.756             3.189
                 102-18+            3.747             3.177
                  102-19            3.737             3.164
                 102-19+            3.727             3.151
                  102-20            3.717             3.139
                 102-20+            3.707             3.126
                  102-21            3.698             3.113
                 102-21+            3.688             3.101
                  102-22            3.678             3.088
                 102-22+            3.668             3.075
                  102-23            3.659             3.063
                 102-23+            3.649             3.050

   Spread @ Center Price               27               -16
                     WAL             1.67              1.26
                Mod Durn            1.552             1.198
        Principal Window    Feb05 - Feb10     Feb05 - Feb10

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               LIBOR_1YR            3.216             3.216
                 CMT_1YR             2.86              2.86
------------------------------------------------------------
                  Prepay           40 CPB            50 CPB
------------------------------------------------------------
     Optional Redemption         Call (N)          Call (N)
------------------------------------------------------------

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